SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.

                  -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 15, 2003

                  -------------------------------------------


To the Stockholders of
WINDSWEPT ENVIRONMENTAL GROUP, INC.:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Windswept Environmental Group, Inc. will be held at our offices, located at 100 Sweeneydale Avenue, Bay Shore, New York 11706, on Monday, December 15, 2003, commencing at 5:00 p.m. (local time), or at any adjournment or postponement thereof, for the following purposes:

         1.     To elect nine directors to our board of directors; and

         2. To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

         These matters are more fully described in the proxy statement accompanying this notice to which your attention is directed.

         Only our stockholders of record at the close of business on October 17, 2003 will be entitled to vote at the annual meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed proxy at your earliest convenience in order that your shares may be voted for you as specified.


                                      By Order of the Board of Directors,


                                      Michael O'Reilly
                                      President and Chief Executive Officer


October 27, 2003
Bay Shore, New York

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                             100 Sweeneydale Avenue
                            Bay Shore, New York 11706

                  -------------------------------------------

                                 PROXY STATEMENT

                  -------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                December 15, 2003


         The 2003 annual meeting of our stockholders will be held on Monday, December 15, 2003 at our offices, located at 100 Sweeneydale Avenue, Bay Shore, New York 11706, commencing at 5:00 p.m. (local time), and any adjournments and postponements thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF OUR BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS AND POSTPONEMENTS OF THE ANNUAL MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is October 27, 2003.

         If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing an enclosed proxy may revoke it prior to its exercise either by letter directed to us or in person at the annual meeting.

         When you sign the proxy card, you appoint either Michael O'Reilly and Charles L. Kelly, Jr., or either of them, as your representative at the meeting. Mr. O'Reilly or Mr. Kelly will vote your proxy as you have instructed them on the proxy card. If you submit a proxy card but do not specify how you would like it to be voted, Mr. O'Reilly or Mr. Kelly will vote your proxy for re-election of the board of directors of all nominees listed below under "Election of Directors." We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. O'Reilly or Mr. Kelly will vote your proxy on such matters in accordance with their judgment.

         Throughout this proxy statement, the terms "we," "us," "our" and "our company" refers to Windswept Environmental Group, Inc., a Delaware corporation, and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

VOTING RIGHTS

         Only stockholders of record at the close of business on October 17, 2003 (the "Record Date") will be entitled to vote at the annual meeting or any adjournment thereof. We currently have outstanding two classes of voting capital stock, namely, shares of common stock, par value $.0001 per share, and Series A convertible preferred stock, par value $.01 per share. As of the Record Date, there were 77,936,358 shares of our common stock and 1,300,000 shares of our Series A preferred stock issued and outstanding. Shares of Series A preferred stock are convertible, on a share-for-share basis, into shares of our common stock. Holders of our common stock are entitled to one vote on all matters presented to stockholders for each share registered in their respective names. Holders of our Series A preferred stock, voting together with the holders of our common stock (except as otherwise set forth herein), are entitled to one vote on all matters presented to stockholders for each share of our common stock issuable upon conversion of each share of Series A preferred stock, registered in their respective names. Cumulative voting is not permitted.

         Directors are elected by a plurality of the votes entitled to be cast in person or by proxy and actually cast at the annual meeting with respect to Proposal Number 1.

         For purposes of determining whether proposals have received a majority of votes cast, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, the effect of abstentions and broker non-votes will have no effect on the vote on Proposal Number 1. However, abstentions will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

         There are nine nominees for election as directors. Each nominee shall, upon being elected, hold office until the next annual meeting of stockholders to be held in 2004, or until his successor has been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed from office. Each nominee named below is currently a director of our company.

         Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of each of the nine nominees named below, unless any nominee shall be unavailable for election, in which case such shares will be voted for a substitute nominee designated by our board. Our board has no reason to believe that any nominee will be unavailable or, if elected, will decline to serve.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS.

DIRECTOR-NOMINEES

         The names of our director-nominees, their ages as of the Record Date, and certain other information about them, are set forth below:

NAME                     AGE     POSITIONS AND OFFICES
----                     ---     ---------------------
Michael O'Reilly         53      Director, President and Chief Executive Officer
Charles L. Kelly, Jr.    44      Director and Chief Financial Officer
Peter A. Wilson          59      Chairman of the Board of Directors
Brian S. Blythe          63      Director
John J. Bongiorno        63      Director
Ronald B. Evans          64      Director
Samuel Sadove            48      Director
Anthony P. Towell        72      Director and Secretary
Dr. Kevin Phillips       55      Director

PRINCIPAL OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The following is a brief summary of the business experience and background of our directors and executive officers based upon information provided to us by such persons.

         MICHAEL O'REILLY has served as our President and Chief Executive Officer and a director since 1996, and has been President of our Trade-Winds Environmental Restoration, Inc. subsidiary since 1993. From 1996 to 1999, he was also the Chairman of our board of directors. Prior to joining us, Mr. O'Reilly was Vice President and Chief Operating Officer of North Shore Environmental Solutions, Inc., an environmental remediation firm which provided a wide array of services, including asbestos, hazardous materials and lead removal.

         CHARLES L. KELLY, Jr. has served as a director since October 1999 and as our Chief Financial Officer since April 2000. Since 1995, Mr. Kelly has been a Senior Vice President of Operations of Spotless Enterprises, Inc. Prior to that, Mr. Kelly held senior financial positions at Luitpold Pharmaceuticals, Inc. and IMC Magnetics Corp. and was a senior audit manager at PricewaterhouseCoopers, LLP.

         PETER A. WILSON has served as chairman of our board of directors since October 1999. Mr. Wilson is the CEO of Spotless Enterprises, Inc. and is a director of Spotless Group Limited, an Australian company which indirectly owns Spotless Plastics (USA), Inc. and Spotless Enterprises, Inc. Mr. Wilson has held various senior executive positions within Spotless Group Limited since 1976 and has been a member of Spotless Group Limited's board of directors since 1984.

         BRIAN S. BLYTHE has served as a director since October 1999. Since 1992, Mr. Blythe has been the Chairman of the board of directors of Spotless Group Limited. Between 1972 and 1992, Mr. Blythe has held numerous executive positions with Spotless Group Limited, including managing director of Spotless Group Limited and Managing Director of its Spotless Services Limited subsidiary. Mr. Blythe is also the chairman of the board of directors of Taylor's Group

Limited, a New Zealand company, and was a member of the Police Board of Victoria, Australia between 1993 and 1998.

         JOHN J. BONGIORNO has served as a director since March 2001. Mr. Bongiorno has served as the Director of Finance of Spotless Group Limited since 1986. Mr. Bongiorno is also a director of Spotless Group Limited, Taylor's Group Limited and is chairman of the board of directors of National Can Industries Limited, an Australian corporation.

         RONALD B. EVANS has served as a director since October 1999. Since 1978, Mr. Evans has been Executive Director of Spotless Group Limited. Between 1969 and 1999, Mr. Evans has held numerous executive positions at Spotless Group Limited. Since 1998, he has been the Chairman of the Australian Football League. Mr. Evans is also a director of Taylor's Group Limited and is a director of Health Scope Limited, an Australian company.

         SAMUEL SADOVE has served as a director since 1996. He is a marine biologist who was the director of the Okeanos Ocean Research Foundation, Inc. since founding the organization in 1980 until 1996. He is an adjunct Professor at Long Island University, Southhampton College. Mr. Sadove received an honorary Ph.D in Marine Sciences from Universite d'Aux Marseille. He is a member of the Technical Advisory Board of the Peconic National Estuary Program, the U.S. Department of State's Habitat Working Group, and the Board of Trustees of The Coastal Research and Education Society of Long Island.

         ANTHONY P. TOWELL has served as a director since November 1996. Prior to December 2000, he was a Vice President, Co-Chairman, and a director of Worksafe Industries, Inc., a manufacturing company that specialized in industrial safety. He had held executive positions during a 25-year career with the Royal Dutch Shell Group.

         DR. KEVIN PHILLIPS, PH. D. has served as a director since March 1998. Over the past five years, Dr. Phillips has been a partner, principal and director of FPM Group Ltd., formerly known as Fanning, Phillips & Molnar, an engineering firm located on Long Island, New York. Dr. Dr. Phillips has a B.A. in Civil Engineering from the City University of New York, an M.S. Degree in Civil Engineering from the Massachusetts Institute of Technology and a Ph.D. in Environmental Engineering from the Polytechnic Institute of New York. He is a licensed professional engineer in eight states, including New York, Pennsylvania, New Jersey and Connecticut, with over 20 years experience in geohydrology and environmental engineering.

         JOSEPH MURPHY, age 45, has served as our Vice President of Finance and Administration since April 2000. Since December 2001, Mr. Murphy has also been the Vice President of Finance and Administration of Spotless Plastics (USA), Inc. From 1998 to 2000, Mr. Murphy held senior financial positions, including Chief Financial Officer at Staff Builders, Inc. From 1987 to 1997, Mr. Murphy held several senior financial positions including Chief Financial Officer at Colorado Prime Corporation. From 1980 to 1985, Mr. Murphy worked as an auditor for Deloitte & Touche, LLP.

DIRECTORS' COMPENSATION

         Each of our non-employee directors, that is, our directors who are not employees of our company or of any of our parent, affiliate or subsidiary companies, receive $5,000 annually for service on our board of directors. All other directors receive no cash compensation for their services as directors. Additionally, each member of the audit committee receives $300 a month for their services on the audit committee and the chairman of the audit committee receives $500 a month for his services as chairman of the audit committee. All of our directors are reimbursed for expenses actually incurred in connection with attending meetings of our board of directors.

         In December 2002, as compensation for service on our board of directors during our fiscal year ended July 2, 2002, each of our non-employee directors serving on the audit committee was granted options to purchase 100,000 shares of our common stock under our 2001 Equity Incentive Plan, at an exercise price equal to $.16 per share, the fair market value at the date of grant.

BOARD MEETINGS AND COMMITTEES

         During our fiscal year ended July 1, 2003, our board of directors met or acted by written consent five times. All of our current directors attended not less than 75% of such meetings (or executed written consents) of the board of directors and committees on which such director served, except for Kevin Phillips. Kevin Phillips attended three of the five board meetings and three of the five audit committee meetings that were held during fiscal year ended July 1, 2003.

         The audit committee of our board of directors is currently comprised of Anthony P. Towell, Kevin Phillips and Samuel Sadove, each of whom do not have any relationship with us that may interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The board of directors has determined that Anthony P. Towell is an "audit committee financial expert."

         The audit committee operates pursuant to a charter approved by our board of directors. The audit committee charter sets out the responsibilities, authority and duties of the audit committee. The audit committee is responsible for overseeing our management's conduct in the financial reporting process, including reviews of our annual, quarterly and other financial reports and our systems of internal accounting, bookkeeping, and financial controls. The audit committee is responsible for reviewing and pre-approving any non-audit services or non-audit fees and special engagements to be performed by our independent auditors and considering the effect of such performance on the auditors' independence. The audit committee is also responsible for engaging and dismissing our independent auditors. In discharging its oversight role, the audit committee is empowered to meet and discuss with our management and independent auditors the quality and accuracy of our accounting principles, the completeness and clarity of our financial disclosures and other significant decisions made by management in the preparation of our financial reports.

         The compensation committee of our board of directors is currently comprised of Anthony P. Towell and Samuel Sadove. The compensation committee generally reviews and approves executive compensation and administers our existing stock plans, other than our 2001 Equity Incentive Plan, which is administered by our Board.

         Our board of directors has no nominating committee, the functions of which are performed by our board of directors.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of each class of our voting stock by:

         o each person known by us to beneficially own 5% or more of the outstanding shares of any class of our voting stock, based on filings with the Securities and Exchange Commission and certain other information,
         o each of our executive officers, directors and director nominees, and
         o all of our executive officers, directors and director nominees as a group.

                                                                          Class
                                    ---------------------------------------------------------------------------------------
                                                Common Stock                                    Series A Preferred
                                    --------------------------------------------        -----------------------------------
                                                    Amount and Nature                            Amount and Nature
                                              Of Beneficial Ownership (1)                   of Beneficial Ownership (1)
                                    --------------------------------------------        -----------------------------------
         Name of                         Number of Shares      Percent of                 Number of Shares      Percent of
     Beneficial Owner                   Beneficially Owned        Class                  Beneficially Owned        Class
---------------------------         ---------------------------------------------------------------------------------------
Spotless Group Limited   (2)               61,335,107  (3)       78.7%                              -                -
Michael O'Reilly         (4)                8,563,642  (5)        9.9%                              -                -
Samuel Sadove            (4)                  526,000  (6)           *                              -                -
Anthony P. Towell        (4)                  658,599  (7)           *                              -                -
Brian S. Blythe          (8)                        -  (9)           -                              -                -
John J. Bongiorno        (8)                        -  (10)          -                              -                -
Ronald B. Evans          (8)                        -  (11)          -                              -                -
Charles L. Kelly, Jr.    (8)                        -  (12)          -                              -                -
Peter A. Wilson          (8)                        -  (13)          -                              -                -
Dr. Kevin Phillips       (14)               1,310,839  (15)       1.7%                        650,000            50.0%
Gary Molnar              (14)                 900,839  (16)       1.1%                        650,000            50.0%
Joseph Murphy            (8)                  200,000  (17)          *                              -                -
All directors and
Executive Officers
as a group
(10 individuals)                           11,259,080  (18)      12.7%                        650,000            50.0%
* Less than 1 percent

(1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after the Record Date are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                       9



(2) The address of Spotless Group Limited ("Spotless Group") is c/o Spotless Plastics (USA) Inc. ("Spotless"), 150 Motor Parkway, Suite 413, Hauppauge, New York 11788. Spotless Group directly owns 100% of the voting stock of Spotless Plastics Pty. Ltd., a company organized under the laws of Victoria, Australia, which in turn directly owns 100% of the voting stock of Spotless. Spotless directly owns 100% of the voting stock of Windswept Acquisition Corp. ("Acquisition Corp.").

(3) Includes 22,284,683 shares of common stock sold to Acquisition Corp. pursuant to a subscription agreement dated October 29, 1999, 10,495,174 shares of common stock issued upon the November 2001 conversion of 9,346 shares of Series B preferred stock held by Acquisition Corp., 25,304,352 shares of Common Stock issued upon the November 2001 conversion of the outstanding principal of a promissory note and 3,250,898 shares of Common Stock issued upon conversion of the accrued and unpaid interest related to the such promissory note. Spotless Group, Spotless and Acquisition Corp. may be deemed to share the voting and investment power over all of these shares.

(4) The address for this person is c/o Windswept Environmental Group, Inc., 100 Sweeneydale Ave., Bay Shore, New York 11706.

(5) Includes 177,333 shares of common stock directly held by Mr. O'Reilly and options under which he may purchase 8,386,309 shares of Common Stock. Does not include 11,000 shares of common stock directly held by JoAnn O'Reilly, the wife of Mr. O'Reilly and options under which she may purchase 100,000 shares of Common Stock, as to each of which Mr. O'Reilly disclaims beneficial ownership.

(6) Includes 1,000 shares of common stock directly by held by Mr. Sadove and options under which he may purchase 525,000 shares of Common Stock.

(7) Includes 24,533 shares of common stock directly held by Mr. Towell, 9,066 shares of common stock held jointly by Mr. Towell and his wife, Jacqueline Towell and options under which he may purchase 625,000 shares of common stock.

(8) The address for this person is c/o Spotless Enterprises Inc., 150 Motor Parkway, Suite 413, Hauppauge, New York 11788.

(9) Excludes shares beneficially held by Spotless Group. Mr. Blythe is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares. Mr. Blythe disclaims beneficial ownership of these shares.

(10) Excludes shares beneficially held by Spotless Group. Mr. Bongiorno is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares. Mr. Bongiorno disclaims beneficial ownership of these shares.

                                       10



(11) Excludes shares beneficially held by Spotless Group. Mr. Evans is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares. Mr. Evans disclaims beneficial ownership of these shares.

(12) Excludes shares held of record by Acquisition Corp. and beneficially held by Spotless. Mr. Kelly is an executive officer of Acquisition Corp. and Spotless and may be deemed to share voting or investment power with respect to these shares. Mr. Kelly disclaims beneficial ownership of these shares.

(13) Excludes shares beneficially held by Spotless Group. Mr. Wilson is a director and executive officer of Spotless Group and may be deemed to share voting or investment power with respect to these shares. Mr. Wilson disclaims beneficial ownership of these shares.

(14) The address for each of Dr. Phillips and Mr. Molnar is c/o FPM Group Ltd., 909 Marconi Avenue, Ronkonkoma, New York 11779.

(15) Includes 245,839 shares of common stock directly held by Dr. Phillips, options under which he may purchase 415,000 shares of common stock and 650,000 shares of Common Stock issuable upon conversion of 650,000 shares of Series A Preferred directly held by Dr. Phillips.

(16) Includes 235,839 shares of common stock directly held by Mr. Molnar, options under which he may purchase 15,000 shares of common stock and 650,000 shares of common stock issuable upon conversion of 650,000 shares of Series A Preferred directly held by Mr. Molnar.

(17) Includes options under which Mr. Murphy may purchase 200,000 shares of common stock.

(18) Includes 457,771 shares of common stock directly held by members of the group, options under which members of the group may purchase an aggregate of 10,151,309 shares of common stock and 650,000 shares of common stock issuable upon conversion of 650,000 shares of Series A Preferred directly held by a member of the group. Does not include (a) shares of common stock directly held by JoAnn O'Reilly and the options under which JoAnn O'Reilly may purchase shares of common stock, as to each of which Michael O'Reilly disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the cash and other compensation paid during the last three full fiscal years and a two-month transition period in 2001 to our Chief Executive Officer and President and our Vice President - Administration and Finance (each, a "Named Executive Officer"). Other than our President and Chief Executive Officer, no individual who served as an executive officer received compensation for services rendered to us at $100,000 or more.

                                                                                              Long Term Compensation
                                                   Annual Compensation                               Awards
                                    ----------------------------------------------------     ------------------------
                                    Fiscal                                    Other          Restricted    Securities
                                     Year                                     Annual            Stock      Underlying
Name and Principal Position(s)      Ended      Salary ($)       Bonus      Compensation       Awards ($)    Options
------------------------------      -----      ----------       -----      ------------      -----------    -------
Michael O'Reilly, President
  and Chief Executive Officer       7/1/03      $287,475      $ 49,073  (2)    $  -           $   -             -
                                    7/2/02       292,020       100,000  (2)       -               -         650,000 (3)
                                    7/3/01 (1)    37,036            -             -               -             -
                                    4/30/01      281,500        40,297  (2)       -               -             -

Joseph Murphy, Vice President -
  Finance & Administration          7/1/03      $     -       $    -           $  -           $   -             -
                                    7/2/02        73,523           -              -               -         100,000  (4)
                                    7/3/01 (1)    25,965           -              -               -              -
                                    4/30/01      150,000           -              -               -         100,000  (5)

(1)      Refers to the transition period from May 1, 2001 through July 3, 2001.

(2) Mr. O'Reilly, under the terms of an employment agreement, earns a bonus equal to 2.5% of our pretax income. The bonus set forth above with respect to fiscal 2003 was earned by Mr. O'Reilly in fiscal 2002 was not calculable at that time and was paid in fiscal 2003.

(3) On September 6, 2001, Mr. O'Reilly was granted an option to purchase 650,000 shares of our common stock at an exercise price of $.19 per share, the fair market value on the date of the grant. Such option is fully vested. The aggregate value of Mr. O'Reilly's restricted stock holdings as of July 1, 2003 was $21,280. None of the shares are entitled to dividends.

(4) On August 7, 2001, Mr. Murphy was granted an option to purchase 100,000 shares of our common stock at an exercise price of $.17 per share, the fair market value on the date of grant.

(5) On October 31, 2000, Mr. Murphy was granted an option to purchase 100,000 shares of our common stock at an exercise price of $.1094 per share, the fair market value on the date of grant.

OPTION/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN LAST FISCAL YEAR

         The following table sets forth (a) the number of shares underlying options granted to each Named Executive Officer during the fiscal year ended July 1, 2003, (b) the percentage the grant represents of the total number of options granted to all Company employees during the fiscal year ended July 1, 2003, (c) the per share exercise price of each option, (d) the expiration date of each option and (e) the potential realizable value of each grant.

                                                                                      Potential realizable value
                                                                                     at assumed annual rates of
                                                                                        stock price appreciation
                    Individual grants                                                        for option term
-------------------------------------------------------------------          -----------------------------------------------
                                        Percent of
                      Number of       total options/
                     Securities        SARs granted
                     underlying        to employees       Exercise
                    Options/SARs        in fiscal           Price            Expiration            5%                 10%
      Name            granted             year             ($/Sh)                date              ($)                ($)
-------------------------------------------------------------------          -----------------------------------------------
Michael O'Reilly        -                  -                -                    -                  -                  -
Joseph Murphy           -                  -                -                    -                  -                  -

AGGREGATED OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         Set forth in the table below is information, with respect to each Named Executive Officer, as to the (a) number of shares acquired during the fiscal year ended July 1, 2003 upon each exercise of options granted to such individuals, (b) the aggregate value realized upon each exercise (i.e. the difference between the market value of the shares at exercise and their exercise price), (c) the total number of unexercised options held on July 1, 2003, separately identified between those exercisable and those not exercisable, and
(d) the aggregate value of in-the-money, unexercised options held on July 1, 2003, separately identified between those exercisable and those not exercisable.

                                                                    Number of
                                                                    securities                      Value of
                                                                    underlying                    Unexercised
                                                                   unexercised                    in-the-money
                                                                   options/SARs                   options/SARs
                                                                    at July 1,                     at July 1,
                                                                     2003 (#)                       2003 ($)
                                                              ------------------        ---------------------------
                       Shares acquired     Value                  Exercisable/                   Exercisable/
     Name              on exercise (#)   realized ($)            Unexercisable                 Unexercisable (1)
--------------------------------------------------------------------------------        ---------------------------
Michael O'Reilly            -               $-                    8,636,309/0                     $444,939/$0
Joseph Murphy               -               $-                      200,000/0                     $  1,060/$0

(1) The value is calculated based on the aggregate amount of the excess of $.12 (the closing sale price per share for the Common Stock on July 1, 2003) over the relevant exercise price(s).

EMPLOYMENT AGREEMENTS

         On October 29, 1999, in connection with the Spotless Transaction, we entered into an amended and restated employment agreement with Michael O'Reilly pursuant to which he will be employed as our Chief Executive Officer and President for a term of five years, subject to renewal of successive periods of one year each, with a current salary of $285,000 per year plus an annual bonus equal to 2.5% of our pre-tax income, as such amount is determined under the employment agreement. Pursuant to the employment agreement, we also agreed to purchase (unless such purchase would impair our capital) in a single transaction any or all shares of our common stock held by Mr. O'Reilly on October 29, 1999 and any shares issuable to him pursuant to options outstanding on October 29, 1999 (to the extent vested) (the "O'Reilly Shares") (i) upon the expiration of the employment agreement, (ii) if we terminate Mr. O'Reilly other than for cause, death or disability or (iii) if Mr. O'Reilly terminates the employment agreement by reason of resignation for good reason (as determined under the employment agreement). Spotless agreed, that if such purchase would impair our capital, Spotless will purchase such shares. Michael O'Reilly currently holds 177,333 shares of our common stock, and vested options to purchase 8,636,309 shares of our common stock.

         Additionally, pursuant to a letter agreement, dated as of October 29, 1999, between Michael O'Reilly and Spotless (the "Letter Agreement"), Michael O'Reilly has the right, upon receipt of notice that Spotless and its affiliates have acquired a beneficial ownership (as defined in the Letter Agreement) of more than seventy-five percent (75%) of the outstanding shares of our common stock (on a fully diluted basis), to require Spotless to purchase, in a single transaction, the O'Reilly Shares. The purchase price applicable to any such purchase shall be at a price mutually agreed upon. If the parties are not able to agree upon a purchase price, then the purchase price will be determined based upon a procedure using the appraised value of our company at the time such obligation to purchase arises.

         Prior to the Spotless Transaction, we had an employment contract with Michael O'Reilly which provided for a base salary of $260,000 plus a bonus of 2% of gross revenues, up to a maximum of 25% of pre-tax profit, payable 50% in cash and 50% in restricted stock, as well as certain other fringe benefits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee (the "Committee") of our Board of Directors is composed of Samuel Sadove and Anthony P. Towell, each of whom is a non-employee director of in the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

         No member of the Committee was, during the fiscal year ended July 1, 2003 an officer or employee of our company or any of its subsidiaries, or was formerly an officer of our company or any of our subsidiaries, or had any relationship requiring disclosure pursuant to applicable rules and regulations of the Securities and Exchange Commission, except as disclosed in this proxy statement. During the fiscal year ended July 1, 2003, none of our executive officers served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our compensation committee, (ii) a director of another entity, one of whose executive officers served on our compensation committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of our company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The Committee determines the cash and other incentive compensation, if any, to be paid to our executive officers and other key employees. In addition, the Committee administers our 1998 Stock Incentive Plan and the 1997 Incentive Plan. The Committee does not administer our 2001 Equity Incentive Plan, which is administered by our Board of Directors.

COMPENSATION PHILOSOPHY

         The Committee has developed and implemented a compensation program that is designed to attract, motivate, reward and retain the broad-based management talent required to achieve our business objectives and increase stockholder value. There are three major components of our compensation program: base salary, short-term incentive compensation, including annual bonuses, and long-term incentive compensation, including stock options. These components are intended to provide management with incentives to aid us in achieving both our short-term and long-term objectives. While salary and bonus provide incentives to achieve short-term objectives, the Committee believes that the potential for equity ownership by management addresses the long-term objective of aligning management's and stockholders' interests in the enhancement of stockholder value.

         The Committee's executive compensation philosophy is to base management's pay, in part, on the achievement of our annual and long-term performance goals, to provide competitive levels of compensation and to recognize individual initiative, achievement and length of service to us. The Committee does not assess these factors in a mechanical fashion, but rather relies on its business experience in making a subjective evaluation of the appropriate level and mix of compensation for each executive officer and key employee.

         The Committee evaluates our performance by reviewing period to period changes in such quantitative measures of performance as stock price, revenue, net income and earnings per share. The Committee also considers qualitative performance criteria such as the development of new business strategies and resources, improvements in customer satisfaction and cost management. Bonuses would be considered for executives for exemplary performance of their duties that is deemed to bring a significant benefit to our company.

         The Committee believes that we compete for executives not only with the companies comprising the Peer Group Index described below under the heading "Performance Graph" in this Proxy Statement but also with numerous other companies in the emergency response and environmental remediation industries that are actively seeking executives having the same type of skills and experience as our executives. The Committee has not made a statistical analysis of the compensation practices of these competitors, but tries to keep itself generally informed of such practices. The Committee believes that, notwithstanding the variety of compensation packages offered by these competitors which make objective comparisons difficult, the compensation paid by us to our executive officers and other key employees is above average, reflecting our relative size and desire to retain our current employees.

         The Committee also considers other subjective factors bearing on the appropriate compensation for each of our executive officers and other key employees, such as the length of an employee's service with us, which the Committee believes enhances the value of the employee to us. The Committee takes note of the individual initiative demonstrated by such officers and employees in the development and implementation of our business plan. Where appropriate, the Committee will consider the performance of our specific divisions or departments for which the employee has direct supervisory responsibility.

         When we identify a talented executive, we seek to secure his or her employment for a long term. For this reason, we have entered into an employment agreement with our chief executive officer which provides for a specified base salary and other compensation. The existence of this employment agreement establishes certain minimum salary and benefit levels for the covered employee during the term of such employee's agreement which may not be reduced by the Committee. The Committee is able, however, to apply its compensation philosophy at the time each such employment agreement is negotiated or renewed and in determining what, if any, additional compensation, including bonuses or issuances of stock or stock options, is appropriate beyond the minimums established by each employment agreement.

         The particular components of executive compensation employed by our company are discussed in greater detail below.

SALARIES

         Base salaries for our executive officers and other key employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual in light of the Committee's compensation philosophy discussed above. No specific formula is applied in setting an employee's base salary, either with respect to the total amount of such base salary or the relative value such base salary should bear to the employee's total compensation package. The Committee believes that the base salaries paid by us should be maintained at levels at least competitive with those offered by companies with which we compete for executive talent in order to attract and retain executive officers and other key employees of the caliber that our company desires.

         The base salaries for our executive officers and other key employees may be reflected in the employment agreements negotiated by us with each such employee and, to that extent, are accordingly subject to formal review only at the time each such contract is entered into or renewed. The terms of the one existing employment agreement with our President and Chief Executive Officer is described in greater detail elsewhere in the Proxy Statement under the heading "Employment Agreement." The base salaries for our executive officers and other key employees who are not subject to employment agreements generally are evaluated annually. In evaluating the terms of employment agreements, the Committee considers each of the factors described above, without assigning any specific weight to such factors.

STOCK OPTION PLANS

         To promote our long-term objectives and encourage growth in stockholder value, options are granted to key executives who are in a position to make a substantial contribution to the long-term success of our company. The Committee believes that the executive officers should benefit together with stockholders as the stock increases in value. Stock options focus the executives' efforts on managing from the perspective of an owner with an equity stake in the business. Because we view stock option grants as a part of the executive officer's total annual compensation package, the amount of stock options outstanding at the time of a new grant or granted in prior years does not serve to increase or decrease the size of the new grant.

         In the fiscal year ended July 1, 2003, in light of our performance during fiscal 2003, no stock options were granted to any of our executive officers. The Committee's philosophy is that stock options should be awarded to executive officers to promote long-term interests between such individuals and our stockholders and to assist in the retention of such individuals. As with the other components of executive compensation, the Committee does not apply any fixed formula to determine the appropriate number of options to grant to an executive but rather relies on its subjective judgment in applying the compensation philosophy described above. In order to avoid any adverse effect of our earnings or cash flow, the Committee has favored the granting of stock options over cash bonuses as a means of rewarding our executive officers and other key employees.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The Committee applies the same factors in considering Michael O'Reilly's compensation that it applies to our other executive officers and key employees. Mr. O'Reilly's five-year employment agreement establishes his annual minimum base salary. The Committee may reduce this base salary only at the time a new agreement is negotiated. Mr. O'Reilly's base salary was set at $260,000 pursuant to an amendment made in 1999 to his employment agreement. In the fiscal year ended July 2, 2002, Mr. O'Reilly's base salary was increased to $285,000. During the fiscal year ended July 1, 2003, Mr. O'Reilly's efforts contributed to our ability to broaden our customer base and take actions necessary to cut our expenses to be more in line with our revenues. Based upon our employment agreement with Michael O'Reilly, no bonus was accrued in the fiscal year ended July 1, 2003. Mr. O'Reilly's bonus is based on 2.5% of pretax income, as defined.

                                           Samuel Sadove
                                           Anthony P. Towell

PERFORMANCE GRAPH

         The following Performance Graph compares the total cumulative return (assuming dividends were to be reinvested) on our common stock during the five year period ended July 1, 2003, with the cumulative return on the Nasdaq Market Index and a Peer Group Index, assuming investment of $100 in our common stock, the Nasdaq Market Index and the Peer Group Index at July 1, 1998. The Peer Group consists of a representative group of companies whose common stock has been publicly traded during the five year period ended June 30, 2003, and each of which, like our company, engages in providing emergency response, environmental remediation services or waste removal.

         The Performance Graph below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained herein, as past results are not necessarily indicative of the future stock performance. The Performance Graph in no way reflects our forecast of future stock price performance.

                                        7/7/1998    7/6/1999    7/3/2000     7/3/2001     6/28/2002    7/1/2003
Company/Index/Market
Windswept Environmental Group Inc.      $100.00     $ 44.01     $ 48.64      $ 46.08      $ 53.76     $ 30.72
SIC Code Index - Refuse Systems         $100.00     $ 96.65     $ 48.61      $ 59.57      $ 49.83     $ 48.48
Nasdaq Market Index                     $100.00     $140.14     $210.86      $116.77      $ 79.21     $ 88.08

                     Assumes $100 invested on July 7, 1998
                     Assumes Dividend Reinvested
                     Fiscal Year Ending July 1, 2003

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information as of July 1, 2003, concerning the Company's equity compensation plans:

             EQUITY COMPENSATION PLAN INFORMATION AS OF JULY 1, 2003

                                                    Number of                                                 Number of Securities
                                                    Securities                     Weighted-average         Remaining Available for
                                                   To Be Issued                    Exercise Price of         Future Issuance Under
                                                 Upon Exercise of                     Outstanding              Plans (Excluding
                                               Outstanding Options,                Options, Warrants        Securities Reflected in
        Plan Category                          Warrants and Rights                     and Rights                 Column(a))
-------------------------------------      -----------------------------         -----------------------    ------------------------
                                                       (a)                                  (b)                        (c)
Equity compensation plans approved
  by security holders                              2,000,000                                $.18                   3,100,000

Equity compensation plans not
  approved by security holders                       100,000 (1)                            $.11                   2,900,000

Total                                              2,000,000                                $.18                   6,000,000
-------------------

(1) Does not include individual grants of options and warrants to employees and non-employees to purchase up to 9,851,618 shares of our common stock, not as part of any general stock compensation plan. These options and warrants were all granted on or prior to October 29, 1999 and have terms ranging from 5 to 10 years, with exercise prices ranging from $.01 to $.40 per share. Some of these options vested immediately and some vest over time or upon the occurrence of specified events.


AUDIT COMMITTEE REPORT

         THE AUDIT COMMITTEE REPORT DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHALL NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OF OUR OTHER FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THE REPORT BY REFERENCE THEREIN.

         The audit committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audits of our annual financial statements. During the past year, the Sarbanes-Oxley Act of 2002 added a number of provisions to federal law to strengthen the authority of, and increase the responsibility of, corporate audit committees.

         Our audit committee consists of three members, each of whom is "independent" under the Nasdaq Marketplace Rules listing standards as currently in effect. None of the audit committee members is a current executive officer or employee of our company or any of its affiliates.

         The board of directors has recently adopted a new written charter for the audit committee. The charter has been approved and adopted by the board and has been and will be reviewed and reassessed annually by the audit committee. The charter sets forth the responsibilities, authority and specific duties of the audit committee. The charter specifies, among other things, the structure and membership requirements of the audit committee, as well as the relationship of the audit committee to our independent accountants and management. We have attached a copy ofour current audit committee charter to this Proxy Statement in Appendix A.

         As set forth in the audit committee charter, the audit committee is to assist the board in its general oversight of our financial reporting, internal controls and audit functions. Management is responsible for the preparation and integrity of our financial statements. The audit committee reviewed our audited financial statements for the year ended July 1, 2003, and met with both management and the independent auditors to discuss such financial statements. Management and the independent auditors have represented to the audit committee that the financial statements were prepared in accordance with generally accepted accounting principles. The audit committee meets each quarter with the independent auditors to review our interim financial results before the filing our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K.

         All services provided by our independent auditors are subject to the pre-approval of the audit committee. This includes audit services, audit-related services, tax services and other services. The audit committee has delegated to its individual members the authority to pre-approve non-audit services, and such pre-approvals are then communicated to the audit committee at its next meeting.

         The audit committee monitors the activities and performance of our auditors, including the audit scope, external audit fees, matters relating to auditor independence and non-audit related services. The audit committee received written disclosures from our independent auditors regarding their independence from us as required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors such auditors' independence with respect to all services that it rendered to us. The audit committee also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

         Based upon these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended July 1, 2003.

                                     Anthony P. Towell
                                     Dr. Kevin Phillips
                                     Samuel Sadove

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law ("Delaware Law") provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, may be provided by such corporation.

         Our certificate of incorporation includes provisions eliminating the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty except, in accordance with Delaware Law,

         o for any breach of the director's duty of loyalty to us or our stockholders,
         o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
         o where the liability arises from an unlawful payment of a dividend or an unlawful stock purchase or redemption by us which was approved by the directors for whom liability is sought, or
         o with respect to any transaction from which the director derived an improper personal benefit.

         Our by-laws provide indemnification to our directors, officers, employees and agents, including indemnification against claims brought under state or Federal securities laws, to the full extent allowable under Delaware law. We also maintain directors and officers liability insurance, which insures against liabilities that our directors and officers may incur in such capacities.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During fiscal year ended July 1, 2003, Spotless charged us an administrative fee of $101,256, of which $57,439 remained unpaid as of July 1, 2003. This administrative fee includes the value of services provided by certain executive officers.

       On November 16, 2001, we issued a promissory note in favor of Spotless with an original principal amount of $1,700,000, relating to previously borrowed funds bearing interest on LIBOR plus one percent, and amended our security agreement with Spotless, originally dated October 29, 1999, to secure such amounts under this promissory note. As of July 1, 2003, we owed Spotless $1,700,000 under this promissory note and as of September 23, 2003, we owed Spotless $3,535,000 under this Note.

         On December 16, 1998, we entered into an operating lease arrangement with Michael O'Reilly, our President and Chief Executive Officer. Under this arrangement, which expired in December 2002 and has continued on a month-to-month basis thereafter, we lease a forty-two foot custom Topaz boat for monthly rental payments of $5,000. We are responsible for all taxes, insurance and repairs. The leasing arrangement was originally necessitated by a Marine Assistance Contract that expired on December 31, 2000, although the arrangement continues to provide us with our largest floating vessel capable of handling specialty equipment and facilitating an offshore support crew.

         At July 1, 2003, Dr. Kevin Phillips, a director of our company, directly held 650,000 shares of Series A Preferred. The Series A Preferred is convertible into common stock at the rate of one share of Common Stock for every one share of Series A Preferred. In the fiscal year ended July 1, 2003, we paid dividends of $39,000 to Dr. Phillips.

         We are required to pay quarterly dividends on our Series A Preferred Stock. Such dividends accrue from the initial date of issuance of the Series A Preferred Stock, are cumulative, and, if not paid when due, bear interest on the unpaid amount of the past due dividends at the prime rate published in The Wall Street Journal on the date the dividend was payable, plus 3%. If we fail to make four consecutive quarterly dividend payments on the Series A Preferred Stock, the majority in interest of the holders of the Series A Preferred Stock, which includes Dr. Phillips, have the right to elect an additional director to our Board of Directors, to serve until such accrued and unpaid dividends have been paid in full. As of July 1, 2003, we had paid all accrued dividends on the Series A Preferred Stock.

         In our fiscal year ended July 1, 2003, we repaid a $100,000 convertible note held by Anthony P. Towell, a director of our company. This note was issued in 1997, provided for interest at a rate equal to 12% per annum and was convertible at a rate of $.15 per share of common stock.

         Samuel Sadove, a director of our company, performs consulting services for us. We paid him $46,926 for such services in the fiscal year ended July 1, 2003.

         We believe that all transactions that we have entered into with our officers, directors and principal stockholders have been on terms no less favorable to us than those available from unrelated third parties.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the National Association of Securities Dealers ("NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 that they file with the SEC and NASD. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to our fiscal year ended July 1, 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche, LLP acted as our independent auditors for the year ended July 1, 2003. We anticipate that a representative of Deloitte & Touche, LLP will be present at the annual meeting. The auditors' representative will have the opportunity to make a statement, if the auditors desire to do so, and will be available to respond to appropriate questions from stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

AUDIT FEES

         Deloitte & Touche LLP provided audit services for us for the fiscal years ended July 1, 2003 and July 2, 2002. The aggregate fees billed by Deloitte & Touche LLP for the audit of our annual financial statements and review of financial statements included in our Form 10-Qs were $142,508 and $131,999 for fiscal years ended July 1, 2003 and July 2, 2002, respectively.

AUDIT-RELATED FEES

         There were no aggregate fees billed in each of the fiscal years ended July 1, 2003 and July 2, 2002 for assurance and related services by Deloitte & Touche LLP, that are reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees.

TAX FEES

         There were no fees billed for the fiscal years ended July 1, 2003 and July 2, 2002 for any professional tax advice or tax planning services rendered by Deloitte & Touche LLP.

ALL OTHER FEES

         There were no fees billed for the fiscal years ended July 1, 2003 and July 2, 2002 for professional services rendered by Deloitte & Touche LLP for all other services not disclosed above.

AUDIT COMMITTEE PRE-APPROVAL

         Our Audit Committee pre-approved our engagement of Deloitte & Touche LLP to act as our independent auditor for the fiscal years ended July 1, 2003 and July 2, 2002. Our Audit Committee pre-approved Deloitte & Touche LLP to provide the audit and audit related services described above, which represented 100% of the total fees we paid Deloitte & Touche LLP for the fiscal years ended July 1, 2003 and July 2, 2002. Our independent auditors performed all work only with its full time permanent employees.

                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-K for the fiscal year ended July 1, 2003 is being mailed with this proxy statement to all stockholders as of the Record Date.

                            MISCELLANEOUS INFORMATION

OTHER BUSINESS

         As of the date of this proxy statement, our board of directors does not know of any business other than specified above to come before the annual meeting, but, if any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

COST OF SOLICITING PROXIES

         We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. We also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of our common stock held of record by such persons, and we may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

STOCKHOLDER PROPOSALS

         Stockholder proposals with respect to our next annual meeting of stockholders must be received by us at our corporate headquarters no later than July 1, 2004 to be considered for inclusion in our proxy statement for our 2004 annual meeting of stockholders. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in such proxy statement.

         For any proposal that is not submitted for inclusion in our proxy statement for our 2004 annual meeting of stockholders, but is instead sought to be presented directly at such annual meeting, the proxies named in our form of proxy for such meeting will be entitled to exercise discretionary authority on that proposal if we:

         o receive notice of the proposal before the close of business on September 15, 2004 and advise our stockholders in our proxy statement for our 2004 annual meeting of stockholders about the nature of the matter and how management intends to vote on such matter, or
         o do not receive notice of the proposal prior to the close of business on September 15, 2004.

         Notices of intention to present proposals at the 2004 annual meeting of stockholders should be addressed to our Secretary at our corporate headquarters located at 100 Sweeneydale Avenue, Bay Shore, New York 11706.

                                          By Order of the Board of Directors,


October 27, 2003                          Michael O'Reilly,
Bay Shore, New York                       President and Chief Executive Officer

                                                                     APPENDIX A

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         The primary purpose of the Windswept Environmental Group, Inc. (the "Company") Audit Committee (the "Committee") is to assist the Board of Directors of the Company (the "Board") in fulfilling its oversight responsibilities to its stockholders and to the investment community by reviewing:

         o the financial reports and other financial information provided by the Company to its stockholders, to any governmental body or to the public;
         o the Company's systems of internal accounting and financial controls and disclosure controls and procedures;
         o the Company's auditing, accounting and financial reporting processes generally;
         o the independence, qualifications and performance of the Company's independent auditor; and
         o any legal compliance and ethics programs established by management and/or the Board.

         An additional purpose of the Committee is to establish procedures for:
(i) the receipt, retention and treatment of certain complaints; and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         The Committee will maintain free and open communication among the Committee, the Company's independent auditor and management of the Company.

II.      COMPOSITION

         o The Committee shall be appointed by the Board and may be removed or replaced, from time to time, by the Board. Except as provided in the following sentence, the Committee shall be comprised of one or more directors, all of whom shall be "independent" as defined by the applicable rules of The Nasdaq
               Stock Market, Inc. ("Nasdaq"), Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission (the "Commission"). At such date as the Exchange Act or the Commission require that all of the members of the Committee be independent, as defined, then by such date each member of the Committee shall be independent. Each Committee member also shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

         o The Chairman of the Committee shall be appointed by the Board or, if not appointed by the Board, shall be appointed by the Committee.

         o All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flows and statement of changes in stockholders' equity. When required by applicable Commission rules, at least one member of the Committee shall be an "Audit Committee Financial Expert" as defined by applicable Commission rules or the Company shall disclose in its filings that it does not have an "Audit Committee Financial Expert" on the Committee.

         o The Board shall determine the compensation of Committee members. No member of the Committee may receive more than $60,000 per year in compensation from the Company other than director's fees.

III.     PROCEDURES AND ADMINISTRATION

         A.       MEETINGS

         The Committee shall meet at least quarterly. The Committee shall meet whenever it deems a meeting necessary with management and/or the independent auditor, or in separate executive sessions, to discuss any matters that the Committee or either of these groups believes should be discussed privately. The Committee may meet by telephone and may delegate specific functions to one or more of its members. The Committee shall keep such records of its meetings, including minutes, as it shall deem appropriate.

         B.       INVESTIGATIONS

         In discharging its oversight role, the Committee is authorized: (i) to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; and (ii) to retain outside counsel or other experts for this purpose. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee. The Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Committee.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its purpose, the Committee shall:

         A. REVIEW CHARTER AND FINANCIAL STATEMENTs

         1. At least annually, review and reassess this Charter, and recommend changes to the Board as appropriate or as conditions require.

         2. Review the Company's annual financial statements and any report of other financial information submitted to the stockholders, any governmental body or the public, including any certification, report, opinion or review rendered by the independent auditor.

                  The Committee is not responsible for preparing the Company's financial statements or auditing those financial statements. The Committee's responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including any internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

         B. INDEPENDENT AUDITOR

         3. Appoint the Independent Auditor. The Committee shall have the sole authority to appoint, determine funding for and oversee the independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms. On an annual basis, the Committee should review and discuss with the independent auditor its written statement concerning all relationships the auditor has with the Company to determine whether such relationships might impact the objectivity and independence of the auditor. The Committee should report to the Board whether the provision of permitted non-audit services by the auditor is compatible with maintaining the independent auditor's independence from management.

         4. Set the compensation of the independent auditor and cause the Company to pay the compensation of the independent auditor established by the Committee.

         5. Pre-approve all audit services and permitted non-audit services to be provided by the independent auditor pursuant to the pre-approval policy attached hereto as Exhibit A. The Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Committee of any permitted non-audit services to be performed by the independent auditor.

         6. Confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.

         7. Recommend to the Board policies of the Company, if applicable, for hiring employees or former employees of the independent auditor.

         8. Review the performance of the independent auditor and either retain or terminate the independent auditor when circumstances warrant.

         9. Periodically consult with the independent auditor out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

         10. Review periodically as appropriate the reports required to be made by the independent auditor pursuant to paragraph (k) of section 10A of the Securities Exchange Act of 1934 regarding:

             (a)   Critical accounting policies and practices.

             (b) Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

             (c) Other material written communications between the independent auditor and management.

         11. Meet with the independent auditor prior to each annual audit to discuss the planning and scope of the audit for each fiscal year.

         C. CONTROLS AND PROCEDURES

         12. Oversee the Company's internal accounting controls; disclosure controls and procedures; code of conduct, a copy of which is attached hereto as Exhibit B; and code of ethics for senior financial executives, a copy of which is attached hereto as Exhibit C. The Committee shall review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

         13. Consider and review with the independent auditor and management:

             (a) The adequacy of the Company's internal controls, including computerized information system controls and security.

             (b) Any related significant findings and recommendations of the independent auditor, together with management's responses thereto.

             (c) The reports on internal accounting controls contemplated by Sections 103 and 404 of the Sarbanes-Oxley Act.

             (d)   The Company's Internal Disclosure Controls and
                   Procedures Guidelines, a copy of which is attached hereto as Exhibit D.

         14. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         15. Review all related party transactions on an ongoing basis and approve all such transactions as appropriate.

         D. FINANCIAL REPORTING PROCESS

         16. In consultation with the independent auditor, review the adequacy of the Company's financial disclosure and reporting processes, including any significant risks and uncertainties with respect to the quality, accuracy and completeness of the Company's financial disclosure and reporting processes.

         17. Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         18. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

         E. SYSTEMS AND CONFLICTS

         19. Establish systems for management and the independent auditor to report to the Committee any significant judgments made in management's preparation of the financial statements and the appropriateness of such judgments.

         20. Following the completion of the annual audit, review separately with each of management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         21. Review and discuss with the independent auditor any significant disagreement between management and the independent auditor with regard to the preparation of the financial statements.

         22. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

         F. REVIEW OF FINANCIAL STATEMENTS AND INFORMATION

         23. Review and discuss with the Company's management and independent auditor prior to disclosure the Company's audited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

         24. Prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

         25. Review and discuss with the Company's management and independent auditor prior to disclosure the Company's interim unaudited financial statements, including the matters required to be discussed by Statement on Auditing Standards No. 61, and recommend to the Board where appropriate that the Company's unaudited interim financial statements be included in the Company's Quarterly Report on Form 10-Q.

         G. MISCELLANEOUS

         26. Review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by the Commission.

                                      * * *

         This charter has been adopted by resolution of the Board of Directors on May 13, 2003.

WINDSWEPT ENVIRONMENTAL GROUP, INC.

         The undersigned hereby appoints Michael O'Reilly and Charles L. Kelly, Jr., or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the stock of the undersigned in WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation (the "Company"), at our Annual Meeting of Stockholders scheduled to be held on December 15, 2003 and any adjournments or postponements thereof.

         The Board of Directors recommends a vote FOR the following proposals.

1. Election of the following nominees as directors, as set forth in our proxy statement:

         Michael O'Reilly           Charles L. Kelly, Jr.
         Peter A. Wilson            Brian S. Blythe
         John J. Bongiorno          Ronald B. Evans
         Samuel Sadove              Anthony P. Towell
         Dr. Kevin Phillips


           [ ] FOR the nominees listed above
           [ ] WITHHOLD authority to vote for all nominees
           [ ] Withhold authority to vote for the following individual nominees:

           ----------------------------------------------------------
                                  [Print Name]

2. Upon such other business as may properly come before the meeting or any adjournment thereof.


THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES, AS SET FORTH ABOVE. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED OCTOBER 27, 2003, IS HEREBY ACKNOWLEDGED.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE



                [L.S.]                 [L.S.]  Dated:                   , 2003
----------------       ----------------               ------------------


                         (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)